Exhibit 24(i)

                         MEMBERS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                ROBERT N. TRUNZO
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Robert N. Trunzo, Director of MEMBERS Life Insurance Company, an Iowa company (the "Company"), do hereby appoint Faye
A. Patzner, Mike Anderson, Ross D. Hansen or Kevin S. Thompson, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                           MEMBERS MARKET ZONE ANNUITY
                                    FILE NO.

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             PRODUCT NAME                             1933 ACT FILE NUMBER
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     MEMBERS Market Zone Annuity                              333-
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and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 19 day of November, 2012

                               /s/ Robert N. Trunzo
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                                   Robert N. Trunzo